Exhibit 10.23

AMENDMENT NO. 1

TO

SERVICES AGREEMENT

This AMENDMENT NO. 1 (the “Amendment”), dated as of January 1, 2009, to the Services Agreement (the “Original Agreement”) dated as of May 23, 2007, by and between SPECTRUM GLOBAL FUND ADMINISTRATION, L.L.C., a Delaware limited liability company (“Company”), on the one hand, and FUTURES STRATEGIC TRUST, a Delaware statutory trust (the “Client”), on the other hand.

W I T N E S S E T H :

WHEREAS, the Company and the Client entered into the Original Agreement; and

WHEREAS, the Company and the Client desire to amend the Original Agreement.

NOW, THEREFORE, the parties hereto do hereby agree as follows:

1. Amendment to the Original Agreement. The Company agrees that it shall not increase the Administrative Services Fee described in Section 3.1 of the Original Agreement and on Exhibit B to the Original Agreement at any time prior to December 31, 2009.

2. Remainder of Original Agreement. Except as provided in Section 1 hereof, the Original Agreement remains unchanged and in full force and effect, and each reference to the Original Agreement and words of similar import in the Agreement, as amended hereby, shall be a reference to the Original Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time.

3. Miscellaneous.

(a) Capitalized Terms. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Original Agreement.

(b) Entire Agreement. This Amendment No. 1 constitutes the entire agreement and understanding of the parties hereto with respect to its subject matter and supercedes all oral communication and prior writings (except as otherwise provided herein) with respect thereto.

(c) Amendments. No amendment, modification or waiver in respect of this Amendment No. 1 will be effective unless in writing (including a writing evidenced by facsimile transmission) and executed by each of the parties hereto.

(d) Counterparts. This Amendment No. 1 may be executed and delivered in counterparts (including by facsimile), each of which will be deemed an original.

(e) Headings. The headings used in this Amendment No. 1 are for convenience of reference only and are not to affect the constructions of or be taken into consideration in interpreting this Amendment No. 1.

IN WITNESS WHEREOF, this Agreement has been executed for and on behalf of the undersigned as of the day and year first written above.

CLIENT:

FUTURES STRATEGIC TRUST

By:	Preferred Investment Solutions Corp., it’s Managing Owner

By:	/s/ Esther E. Goodman
	Name:	Esther E. Goodman
	Title:	Senior Executive Vice President and Chief Operating Officer

COMPANY:

SPECTRUM GLOBAL FUND ADMINISTRATION, L.L.C.

By:	Carol A. Burke
	Name:	Carol A. Burke
	Title:	Chief Executive Officer

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